UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
(Exact name of registrant as specified in its charter)

New York (state or other jurisdiction of incorporation)	333-25029 (Commission File Number)	36-7233686 (I.R.S. Employer Identification No.)

National Rural Utilities Cooperative Finance Corporation 20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 10, 2013, the Audit Committee of National Rural Utilities Cooperative Finance Corporation (“CFC” or the “Company”) as servicer for the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997 (the “Trust”) approved the appointment of KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm to perform independent audit services for the year ended December 31, 2013. During the years ended December 31, 2012 and 2011, and in the period through December 10, 2013, neither the Company, nor anyone on its behalf, consulted KPMG on any matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By: /s/ J. ANDREW DON
       J. Andrew Don
       Senior Vice President and Chief Financial Officer

Dated:  December 16, 2013